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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                  FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date  of  Earliest Event Reported):
                               March 10, 1997


                     Commission File Number 33-83618-01

                        SELKIRK COGEN PARTNERS, L.P.
           (Exact name of Registrant as specified in its charter)

                     Delaware			             51-0324332
       (State or other jurisdiction of             (IRS Employer
      incorporation or organization)              Identification No.)

               One Bowdoin Square, Boston, Massachusetts 02114
        (Address of principal executive offices, including zip code)

                               (617) 227-8080
            (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS

On March 10, 1997, Niagara Mohawk Power Corporation ("Niagara Mohawk") filed a Form 8-K with the Securities and Exchange Commission in which it announced an agreement in principle to restructure or terminate 44 power purchase contracts. Among the contracts which is proposed to be restructured is the Power Purchase Agreement between Selkirk Cogen Partners, L.P. (the "Partnership") and Niagara Mohawk for the electric output of the Partnership's Unit 1. Pursuant to the agreement in principle and subject to negotiation as described below, the parties propose to restructure the Unit 1 Power Purchase Agreement to provide for payments from Niagara Mohawk which may be under one or more pricing arrangements for up to 12 years in lieu of the capacity and energy payments which would be payable under the Unit 1 Power Purchase Agreement as currently structured. The details of the price arrangements as well as other possible contract modifications are yet to be negotiated, and implementation of the agreement in princip le is subject to a number of significant conditions, including execution of binding agreements; any requisite corporate, partnership and shareholder approvals; New York Public Service Commission approval of both the agreement in principle and an acceptable long term rate structure for Niagara Mohawk; other state and federal approvals; the resolution of all tax issues; and obtaining required amendments or waivers under existing credit agreements and third-party contracts, including, with respect to the Partnership, satisfying certain standards under its Trust Indenture relating to the absence of material adverse changes and the maintenance of required projected debt service coverage ratios or receiving any required approval of bondholders or other creditors.





















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                        SELKIRK COGEN PARTNERS, L.P.


                                 SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 	    SELKIRK COGEN PARTNERS, L.P.

Date: March 14, 1997	                 /s/    JMC SELKIRK, INC.
                                        --------------------------
 	                                            General Partner


Date: March 14, 1997	                 /s/    JOHN R. COOPER
                                        --------------------------
 	                                     Name:  John R. Cooper
                                         Title:	Senior Vice President and
		                                        and Chief Financial Officer
















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